AVE Result

Calculated Price:	$238,415	Order Id:	32471858-5
AVE Date:	7/1/2020	Vendor Id:	
Loan No.:	1	Invoice Id:	

Subject Property Address

4203 W Lierly Ln, Fayetteville, AR, 72704

Is this property currently Listed?	No
If yes, what is the current list price?	N/A
Current DOM?	N/A
Previous list price?	$194,250
Previous list date?	1/7/2016
Previous sold price?	$181,000
Previous sale date?	7/14/2016



Subject List Date: 1/7/2016
MLS Name: Northwest Arkansas Board of REALTORS Multiple Listing Service
MLS Comments:
$4000 flooring allowance . Come see this northwest fayetteville home. Large living room with gas log fire place. Master bath has large walk in shower with seat. Over sized two car side load garage. Back deck. Very light and bright home. Granite through out . Stainless appliances. Fridge conveys. Come and see it today.

DEPRESSED MARKET GRID

	Listings	Listings %	Pending	Pending %	Solds	Solds %
Retail:	5	100	16	100	80	97.56
Short Sale:	0	0	0	0	0	0
REO:	0	0	0	0	2	2.44

MARKET DATA

Days:	0 - 90	91 - 180	181 - 270	271 - 365
Total # of Sales (Solds):	16	22	17	27
Absorption Rate (Sales per Month):	5.33	7.33	5.67	9.00
Inventory (Listing and Pending):	21	21	21	21
Months Supply:	3.94	2.86	3.71	2.33

	ACTIVE		SOLD		
	Active	Pending	0 - 90 Days	91 - 180 Days	181 - 365 Days
Low:	$199,900	$185,000	$191,400	$169,000	$166,500
High:	$1,298,000	$399,500	$368,000	$796,750	$410,000
Median:	$350,000	$219,825	$214,750	$273,950	$250,000
Average:	$585,360	$256,546	$249,087	$309,710	$268,956
Median DOM:	29	12	7	18	16

FILTERED NEIGHBORHOOD STATISTICS

FILTERS Sqft: to YrBuilt: to Bed: to

Days:	0 - 90	91 - 180	181 - 270	271 - 365
Total # of Sold:	16	22	17	27
% of Retail Solds:	100%	95.45 %	100%	96.30 %
% of Short Sale Solds:	0%	0%	0%	0%
% of REO Solds:	0%	4.55 %	0%	3.70 %
Median of Sold Price:	$214,750	$273,950	$230,000	$250,000

MEDIAN TRENDING DATA

Contract Date	Number of Sales	Median Price
Nov - Jan-20	19	$258,000
Dec - Feb-20	19	$230,000
Jan - Mar-20	21	$269,900
Feb - Apr-20	20	$279,950
Mar - May-20	21	$267,220
Apr - Jun-20	17	$220,000

MARKET ANALYSIS

Current Active Listing: 5

Current Pending (UC): 16

MSA:Fayetteville-Springdale-Rogers, AR-MO ; COUNTY:Washington


Home Price - Annual % Change
Jan 16
Jan 17
Jan 18
Jan 19
Jan 20
State
MSA
County

Portfolio History

Date	Product	As Is Sale Price

Subject Street Address	City	Zip	Bed	Bath	Sq. Ft.	Units	Garage	Lot Size	Year Built	Style	DNA Source
4203 W Lierly Ln	Fayetteville	72704	3	2.00	1850	1	2.00	0.2100	2010		MLS

SOLD

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	ACT DOM	TOT DOM	SP $/ SqFt	COE Date	Sold Price
#1	2893 N Bluegrass Place	Fayetteville	72704	3	2.00	1598	1	2.00	0.1800	2004	0.45	5/1/2020	$205,000	4	55	$128	6/25/2020	$205,000
#2	2937 Bluegrass Place	Fayetteville	72704	3	2.00	1566	1	2.00	0.1800	2004	0.44	2/14/2020	$199,500	73	98	$127	5/22/2020	$199,500
#3	3900 W Tanyard Street	Fayetteville	72704	3	2.00	1494	1	2.00	0.1000	2007	0.35	3/5/2020	$197,000	4	53	$131	4/27/2020	$196,000

Exception Reason Code:

Exception Comments:

Summary Comments:

Prod Review Type:	Review Form Current
Reviewer:	
Reviewer Partner:	
Retail: 97.56 %	Distressed: 2.44 %
Quick Sale Price	$0

AVE Date 7/1/2020
As of Date N/A

Calculated Price: $238,415

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: Subject: 4203 W Lierly Ln Fayetteville, AR 72704 Bed: 3 Bath: 2.00 SQFT: 1850 Built: 2010 Garage: 2.00 Lot: 0.2100 PropType: Single Family

Order ID: 32471858-5

Retail Market: 97.56 %	Distressed Market: 2.44 %
Quick Sale Price: $0	Calculated Price: $238,415

RedBell Real Estate

Supply and Demand in Washington County

	Trending Data	Jun-19	Jul-19	Aug-19	Sep-19	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Listed Units	1,399	1,368	1,359	1,345	1,388	1,345	1,169	1,174	1,219	1,293	1,284	1,275
#	Pending Units	567	518	523	522	479	494	441	488	576	599	636	700
#	Sold Units	362	393	345	284	279	254	319	297	278	309	323	346
Median	List Price	$249,000	$247,750	$247,500	$247,433	$248,000	$247,647	$247,795	$249,500	$250,000	$249,900	$247,900	$256,000
Median	Pending Price	$219,900	$208,329	$214,893	$215,000	$220,000	$215,000	$213,000	$209,000	$215,000	$214,050	$211,425	$219,500
Median	Sold Price	$213,250	$220,000	$205,000	$200,000	$199,900	$218,000	$207,829	$201,000	$214,000	$217,600	$221,900	$210,000
Median	Listed DOM	54	61	60	63	65	71	84	80	61	53	57	64
Median	Sold DOM	71	60	64	75	67	79	73	85	76	77	66	66
%	Original List to Sales	99.19 %	98.21 %	95.39 %	97.09 %	96.57 %	99.09 %	97.57 %	95.71 %	97.72 %	98.91 %	99.06 %	96.69 %
%	Last List to Sales	99.21 %	98.21 %	97.62 %	100%	97.56 %	99.14 %	99.20 %	98.05 %	99.26 %	99.41 %	100%	97.67 %

Supply and Demand in Washington County



Total
Price
1,400
1,200
1,000
800
600
400
200
00
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Jan 20
Feb 20
Mar 20
Apr 20
May 20
Period
Listed Units
Pending Units
Sold Units
List Price
Sold Price
Pending Price

Listed by Comp Type

	Trending Data	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Retail Units	1,135	1,143	1,188	1,253	1,250	1,238
#	REO Units	33	30	29	39	33	36
#	Short Sale Units	1	1	2	1	1	1
Median	Retail Listed	$248,472	$249,900	$250,725	$250,000	$249,500	$257,000
Median	REO Listed	$190,000	$183,850	$169,900	$182,700	$185,000	$181,350
Median	SS Listed	$505,000	$505,000	$337,500	$170,000	$170,000	$170,000
Median	Retail DOM	84	81	61	54	57	63
Median	REO DOM	60	52	45	39	55	69
Median	SS DOM	187	218	126	36	66	97

Sold by Comp Type

	Trending Data	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Retail Units	311	285	268	300	312	339
#	REO Units	8	12	10	8	11	7
#	Short Sale Units				1		
Median	Retail Sales	$208,000	$203,800	$212,750	$217,950	$222,950	$210,000
Median	REO Sales	$117,250	$170,800	$222,000	$160,245	$135,000	$365,000
Median	SS Sales				$515,500		
Median	Retail DOM	73	85	76	77	67	66
Median	REO DOM	53	84	69	41	51	73
Median	SS DOM	0	0	0	274	0	0

Listed



1,400
1,200
1,000
800
600
400
200
00
$600,000
$400,000
$200,000
$0
Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Retail Units
Short Sale Units
Distressed Listed
SS Listed
Distressed Units
Retail Listed

Sold



350
300
250
200
150
100
50
00
$600,000
$400,000
$200,000
$0
Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Retail Units
Short Sale Units
Distressed Sales
SS Sales
Distressed Units
Retail Sales

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: **Subject:** 4203 W Lierly Ln Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1850 **Built:** 2010 **Garage:** 2.00 **Lot:** 0.2100 **PropType:** Single Family

Order ID: 32471858-5

Retail Market:	97.56 %	**Distressed Market:**	2.44 %
Quick Sale Price:	$0	**Calculated Price:**	$238,415

Supply and Demand in Zip code 72704

	Trending Data	Jun-19	Jul-19	Aug-19	Sep-19	Oct-19	Nov-19	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Listed Units	247	267	274	264	253	230	203	189	212	232	241	245
#	Pending Units	115	132	128	130	110	106	102	92	130	147	154	175
#	Sold Units	53	62	69	49	58	59	66	57	47	56	71	59
Median	List Price	$239,900	$235,250	$232,950	$233,270	$239,900	$241,414	$241,625	$251,450	$239,450	$236,500	$233,950	$230,000
Median	Pending Price	$239,000	$228,550	$229,950	$229,750	$232,700	$229,950	$216,000	$209,229	$209,450	$212,450	$212,475	$213,950
Median	Sold Price	$219,250	$238,250	$219,200	$206,500	$209,225	$227,500	$220,000	$218,000	$216,500	$206,772	$210,000	$220,000
Median	Listed DOM	49	48	54	68	78	90	96	87	51	46	49	59
Median	Sold DOM	79	59	58	84	84	91	80	113	78	98	61	61
%	Original List to Sales	99.70 %	99.58 %	97.51 %	100.73 %	98.46 %	98.91 %	98.13 %	94.80 %	98.41 %	99.89 %	98.59 %	98.88 %
%	Last List to Sales	99.70 %	99.58 %	99.68 %	100.73 %	98.60 %	98.93 %	98.67 %	97.15 %	98.41 %	99.52 %	100.05 %	98.88 %


Supply and Demand in Zip: 72704
Total
Price
Period
Jun 19
Jul 19
Aug 19
Sep 19
Oct 19
Nov 19
Dec 19
Jan 20
Feb 20
Mar 20
Apr 20
May 20
Listed Units
Pending Units
Sold Units
List Price
Sold Price
Pending Price

Listed by Comp Type

	Trending Data	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Retail Units	201	187	208	225	237	242
#	REO Units	2	2	4	7	4	3
#	Short Sale Units						
Median	Retail Listed	$241,625	$251,450	$240,200	$238,000	$233,950	$230,000
Median	REO Listed	$242,000	$247,000	$152,450	$202,137	$314,000	$400,000
Median	SS Listed						
Median	Retail DOM	97	87	55	48	50	59
Median	REO DOM	47	53	8	27	36	55
Median	SS DOM	0	0	0	0	0	0

Sold by Comp Type

	Trending Data	Dec-19	Jan-20	Feb-20	Mar-20	Apr-20	May-20
#	Retail Units	66	56	46	55	67	58
#	REO Units		1	1	1	4	1
#	Short Sale Units						
Median	Retail Sales	$220,000	$218,000	$216,250	$207,000	$220,000	$216,475
Median	REO Sales		$249,900	$229,000	$184,000	$117,500	$223,500
Median	SS Sales						
Median	Retail DOM	80	113	77	103	62	59
Median	REO DOM	0	58	120	44	40	64
Median	SS DOM	0	0	0	0	0	0


Listed
Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Retail Units
Short Sale Units
Distressed Listed
SS Listed
Distressed Units
Retail Listed


Sold
Price
Dec 2019
Jan 2020
Feb 2020
Mar 2020
Apr 2020
May 2020
Retail Units
Short Sale Units
Distressed Sales
SS Sales
Distressed Units
Retail Sales

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date:	Subject: 4203 W Lierly Ln Fayetteville, AR 72704	Bed: 3	Bath: 2.00	SQFT: 1850	Built: 2010	Garage: 2.00	Lot: 0.2100	PropType: Single Family

Order ID: 32471858-5

Retail Market:	97.56 %	Distressed Market:	2.44 %
Quick Sale Price:	$0	Calculated Price:	$238,415

LISTING HISTORY

MLS Name	Listing Number	List Date	Status	List Price	Chg Date	COE Date	Sold Price	Sale Type	Cumulative List Days
Northwest Arkansas Board of REALTORS Multiple Listing Service	1005958		Sold	$186,850		7/14/2016	$181,000	Retail	189
Northwest Arkansas Board of REALTORS Multiple Listing Service	1005958		Listed	$194,250				Retail	0

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date: **Subject:** 4203 W Lierly Ln Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1850 **Built:** 2010 **Garage:** 2.00 **Lot:** 0.2100 **PropType:** Single Family

Order ID: 32471858-5

Retail Market: 97.56 %	**Distressed Market:** 2.44 %
Quick Sale Price: $0	**Calculated Price:** $238,415

SOLD COMPS

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	COE Date	Sold Price	ACT DOM	TOT DOM	SP/Sqft	% Valuation	Included
#1	2893 N Bluegrass Place	Fayetteville	72704	3	2.00	1598	1	2.00	0.1800	2004	0.45	5/1/2020	$205,000	6/25/2020	$205,000	4	55	$128	37.53 %	x
#2	2937 Bluegrass Place	Fayetteville	72704	3	2.00	1566	1	2.00	0.1800	2004	0.44	2/14/2020	$199,500	5/22/2020	$199,500	73	98	$127	32.33 %	x
#3	3900 W Tanyard Street	Fayetteville	72704	3	2.00	1494	1	2.00	0.1000	2007	0.35	3/5/2020	$197,000	4/27/2020	$196,000	4	53	$131	30.14 %	x
#4	3788 Edgewater Drive	Fayetteville	72704	3	2.00	1821	1	2.00	0.3500	2004	0.65	4/24/2020	$239,900	5/15/2020	$239,900	1	21	$132	0%	
#5	3637 W Country Meadows Street	Fayetteville	72704	3	2.00	1349	1	2.00	0.1419	2015	0.47	3/12/2020	$184,900	5/15/2020	$191,400	4	64	$142	0%	
#6	3547 Sweetgrass Road	Fayetteville	72704	4	2.00	1667	1	2.00	0.2000	2004	0.55	4/27/2020	$207,500	5/28/2020	$207,500	1	31	$124	0%	
#7	3591 W Foxtail Lily Lane	Fayetteville	72704	3	2.00	1445	1	2.00	0.1382	2015	0.51	5/21/2020	$196,500	6/19/2020	$196,600	0	29	$136	0%	
#8	4564 W Tupelo Way	Fayetteville	72704	3	2.00	1886	1	3.00	0.3100	2012	0.85	4/9/2020	$259,900	5/18/2020	$256,000	9	39	$136	0%	
#9	3799 W Edgewater Drive	Fayetteville	72704	4	2.00	2099	1	1.00	0.2000	2004	0.68	6/15/2020	$255,000	6/15/2020	$255,000	-1	0	$121	0%	
#10	3457 Bayham Place	Fayetteville	72704	3	2.00	1794	1	2.00	0.2200	2006	0.90	3/16/2020	$225,000	5/8/2020	$220,000	28	53	$123	0%	
#11	3594 Clearwood Drive	Fayetteville	72704	3	2.00	1552	1	2.00	0.1900	2007	0.86	5/7/2020	$210,000	6/15/2020	$209,500	2	39	$135	0%	
#12	4751 W Marble Ridge Drive	Fayetteville	72704	4	3.00	2510	1	3.00	0.2000	2015	0.56	8/16/2019	$339,000	5/15/2020	$340,000	202	273	$135	0%	
#13	2685 N Grey Squirrel Drive	Fayetteville	72704	3	3.00	2509	1	2.00	0.2300	2017	0.68	2/21/2020	$343,000	4/7/2020	$343,000	7	46	$137	0%	
#14	2651 Westminster Drive	Fayetteville	72704	3	3.00	2185	1	2.00	0.1500	2001	0.70	10/23/2019	$209,900	4/17/2020	$208,000	140	177	$95	0%	
#15	2547 N Glenmoor Drive	Fayetteville	72704	4	3.00	2510	1	3.00	0.2300	2015	0.79	2/6/2020	$350,000	4/8/2020	$350,000	8	62	$139	0%	
#16	4851 W Indigo Drive	Fayetteville	72704	4	3.00	2735	1	2.00	0.2300	2018	0.70	1/14/2020	$379,000	4/21/2020	$368,000	71	98	$135	0%	

Sold #1 (0.45 miles)

2893 N Bluegrass Place



Bed: 3
Bath: 2.0
A.G.SQFT:
Total SQFT: 1,598
AVE SQFT: 1,598
Year Built: 2004
Basement:
Pool: N/A
Waterfront:
Sale Price: $205,000
Concessions:
COE Date: 6/25/2020
List Date: 5/1/2020
ACT DOM: 4
TOT DOM: 55
List Price: $205,000
Listing #: 1145790

Subdivision: Salem Meadows

School District: Fayetteville

MLS Comments:
This perfect home is ready for a new owner! Split floor plan, no carpet, private backyard, spacious kitchen, ...What more can you ask for? this beauty won't last long!

Sold #2 (0.44 miles)

2937 Bluegrass Place



Bed: 3
Bath: 2.0
A.G.SQFT:
Total SQFT: 1,566
AVE SQFT: 1,566
Year Built: 2004
Basement:
Pool: N/A
Waterfront:
Sale Price: $199,500
Concessions:
COE Date: 5/22/2020
List Date: 2/14/2020
ACT DOM: 73
TOT DOM: 98
List Price: $199,500
Listing #: 1139285

Subdivision: Salem Meadows Sub

School District: Fayetteville

MLS Comments:
Updated west fayetteville family home that is a short walk to holcomb elementary. New bamboo engineered flooring throughout, new kitchen appliances, and modern colors. Two full baths have double vanities and all bedrooms have walk-in closets. Open floorplan is perfect for entertaining, as is the flagstone back patio - with a yard that backs up to an open field. Perfect home for a family or for an investment. Schedule your private viewing today.

Sold #3 (0.35 miles)

3900 W Tanyard Street



Bed: 3
Bath: 2.0
A.G.SQFT:
Total SQFT: 1,494
AVE SQFT: 1,494
Year Built: 2007
Basement:
Pool: N/A
Waterfront:
Sale Price: $196,000
Concessions:
COE Date: 4/27/2020
List Date: 3/5/2020
ACT DOM: 4
TOT DOM: 53
List Price: $197,000
Listing #: 1140844

Subdivision: Clabber Creek

School District: Fayetteville

MLS Comments:
Great 3 bedroom / 2 bathroom home in clabber creek with lots of upgrades. Granite countertops, wood floors, grand fireplace, walk-in closet, large jacuzzi bathtub. Quiet fenced back yard with large wooden deck. Close to new greenway trail connection and walking distance to holt middle school and holcomb elementary. Very easy access to i49.

Date: **Subject:** 4203 W Lierly Ln Fayetteville, AR 72704 **Bed:** 3 **Bath:** 2.00 **SQFT:** 1850 **Built:** 2010 **Garage:** 2.00 **Lot:** 0.2100 **PropType:** Single Family

Order ID: 32471858-5

Retail Market:	97.56 %	**Distressed Market:**	2.44 %
Quick Sale Price:	$0	**Calculated Price:**	$238,415

LISTED COMPS

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	ACT DOM	LP/Sqft	Included
#1	3899 Tanyard Drive	Fayetteville	72704	3	2.00	1488	1	2.00	0.1800	2007	0.37	6/22/2020	$199,900	9	$134	
#2	4754 W Townbridge Drive	Fayetteville	72704	4	3.00	2416	1	2.00	0.2207	2018	0.66	6/3/2020	$350,000	28	$145	
#3	3540 Earnhardt Drive	Fayetteville	72704	3	2.00	1724	1	2.00	0.1900	2007	0.73	6/2/2020	$239,000	29	$139	
#4	3800 W Norwood Place	Fayetteville	72704	4	5.00	5250	1	3.00	1.5400	2015	0.82	1/29/2020	$1,298,000	154	$247	
#5	3618 W Howard Nickell Road	Fayetteville	72704	4	4.50	6433	1	3.00	2.3600	2004	0.83	10/22/2018	$839,900	618	$131	

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Date:	Subject: 4203 W Lierly Ln Fayetteville, AR 72704	Bed: 3	Bath: 2.00	SQFT: 1850	Built: 2010	Garage: 2.00	Lot: 0.2100	PropType: Single Family

Order ID: 32471858-5

Retail Market:	97.56 %	Distressed Market:	2.44 %
Quick Sale Price:	$0	Calculated Price:	$238,415

UNDER CONTRACT COMPS

#	Street Address	City	Zip	Bed	Bath	Sq.Ft.	Units	Garage	Lot Size	Yr Built	Dist	List Date	List Price	ACT DOM	TOT DOM	LP/Sqft	Included

MAP


94
N Velma Dr
W Foxtail Lily Ln
N Autumn Rose Ave
W Country Meadows St
N Hughmount Rd
W Lierly Ln
N Cassius Ln
W Grouse Rd
2
1
N Bermuda Ave
N Downs Ave
N Hay Meadows Ave
Berseis
Seneca Ave
W Marsh St
3
Titus Dr
Tanyard Dr
N Tower Circle
Mahogany Dr
Mahogany Dr
Springhouse Dr
Springhouse Dr
Brightwater Pl
N Whit Ln
Indian Oaks Dr
Song Bird Pl
N Rupple Rd
bing
Olive Tree Dr
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Subject

Sold

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

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Subject
Sold

Date: | Subject: 4203 W Lierly Ln Fayetteville, AR 72704 | Bed: 3 | Bath: 2.00 | SQFT: 1850 | Built: 2010 | Garage: 2.00 | Lot: 0.2100 | PropType: Single Family

Order ID: 32471858-5

Retail Market: 97.56 %	Distressed Market: 2.44 %
Quick Sale Price: $0	Calculated Price: $238,415

RedBell Real Estate

MARKET ANALYSIS

	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Total # of Sales (Solds)	16	22	17	27
Absorption Rate (Sales per Month)	5.33	7.33	5.67	9.00
Inventory (Listing and Pending)	21	21	21	21
Months Supply	3.94	2.86	3.71	2.33

			SOLD			
	Active	Pending	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Low	$199,900	$185,000	$191,400	$169,000	$177,000	$166,500
High	$1,298,000	$399,500	$368,000	$796,750	$680,000	$410,000
Median	$350,000	$219,825	$214,750	$273,950	$230,000	$250,000
Average	$585,360	$256,546	$249,087	$309,710	$282,288	$268,956
Median DOM	29	12	7	18	12	16

Current Active Listings	5
Current Pending	16

MEDIAN SOLD PRICE AS % OF FINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
98.73%	100.00%	95.87%	99.09%
MEDIAN SOLD PRICE AS % OF ORIGINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
97.63%	100.00%	95.87%	102.50%

FILTERED MARKET ANALYSIS

Subject SQFT: 1850 | Subject Year Built: 2010 | Property Type: Single Family

Filter by:

Min SQFT: | Max SQFT: | Min Year Built: | Max Year Built:

Min Bed: | Max Bed: | Zip: | Property Type: Single Family

	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Total # of Sales (Solds)	16	22	17	27
Absorption Rate (Sales per Month)	5.33	7.33	5.67	9.00
Inventory (Listing and Pending)	21	21	21	21
Months Supply	3.94	2.86	3.71	2.33

			SOLD			
	Active	Pending	0 - 90 Days	91 - 180 Days	181 - 270 Days	271 - 365 Days
Low	$199,900	$185,000	$191,400	$169,000	$177,000	$166,500
High	$1,298,000	$399,500	$368,000	$796,750	$680,000	$410,000
Median	$350,000	$219,825	$214,750	$273,950	$230,000	$250,000
Average	$585,360	$256,546	$249,087	$309,710	$282,288	$268,956
Median DOM	29	12	7	18	12	16

Current Active Listings	5
Current Pending	16

MEDIAN SOLD PRICE AS % OF FINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
98.73%	100.00%	95.87%	99.09%
MEDIAN SOLD PRICE AS % OF ORIGINAL LIST PRICE			
Most Recent 0 - 90 Days	Most Recent 91 to 180 Days	Most Recent 181 to 270 Days	Most Recent 271 to 360 Days
97.63%	100.00%	95.87%	102.50%

DEPRESSED MARKET GRID

	# of Listings	% of Listings	# of Pending	% of Pending	# of Solds	% of Solds
Retail	5	100%	16	100%	80	97.56%
Short Sale	0	0%	0	0%	0	0%
REO	0	0%	0	0%	2	2.44%

MEDIAN SALE PRICE

ONE MONTH				TWO MONTHS				THREE MONTHS			
Contract Date	Pending	Sales	Median Price	Contract Date	Pending	Sales	Median Price	Contract Date	Pending	Sales	Median Price
Jul-18	0	10	$218,375	Jun - Jul-18		10	$218,375	May - Jul-18		10	$218,375
Aug-18	0	9	$278,900	Jul - Aug-18		19	$270,000	Jun - Aug-18		19	$270,000
Sep-18	0	8	$246,500	Aug - Sep-18		17	$278,900	Jul - Sep-18		27	$270,000
Oct-18	0	4	$223,500	Sep - Oct-18		12	$223,500	Aug - Oct-18		21	$270,000
Nov-18	0	4	$274,775	Oct - Nov-18		8	$249,000	Sep - Nov-18		16	$249,000
Dec-18	0	7	$197,500	Nov - Dec-18		11	$204,000	Oct - Dec-18		15	$223,000
Jan-19	0	4	$247,500	Dec - Jan-19		11	$204,000	Nov - Jan-19		15	$225,000
Feb-19	0	4	$257,250	Jan - Feb-19		8	$247,500	Dec - Feb-19		15	$204,000
Mar-19	0	12	$200,450	Feb - Mar-19		16	$202,700	Jan - Mar-19		20	$215,450
Apr-19	0	13	$287,000	Mar - Apr-19		25	$275,000	Feb - Apr-19		29	$275,000
May-19	0	12	$275,000	Apr - May-19		25	$287,000	Mar - May-19		37	$275,000
Jun-19	0	5	$275,000	May - Jun-19		17	$275,000	Apr - Jun-19		30	$275,000
Jul-19	0	8	$225,000	Jun - Jul-19		13	$250,000	May - Jul-19		25	$275,000
Aug-19	0	13	$287,000	Jul - Aug-19		21	$250,000	Jun - Aug-19		26	$262,500
Sep-19	0	7	$315,000	Aug - Sep-19		20	$288,500	Jul - Sep-19		28	$268,500
Oct-19	0	5	$222,000	Sep - Oct-19		12	$242,000	Aug - Oct-19		25	$262,000
Nov-19	0	6	$282,450	Oct - Nov-19		11	$230,000	Sep - Nov-19		18	$246,000
Dec-19	0	6	$244,000	Nov - Dec-19		12	$244,000	Oct - Dec-19		17	$230,000
Jan-20	0	7	$278,000	Dec - Jan-20		13	$258,000	Nov - Jan-20		19	$258,000
Feb-20	0	6	$222,000	Jan - Feb-20		13	$229,000	Dec - Feb-20		19	$230,000
Mar-20	0	8	$352,500	Feb - Mar-20		14	$268,560	Jan - Mar-20		21	$269,900
Apr-20	0	6	$326,500	Mar - Apr-20		14	$341,500	Feb - Apr-20		20	$279,950
May-20	0	7	$220,000	Apr - May-20		13	$239,900	Mar - May-20		21	$267,220
Jun-20	0	4	$207,250	May - Jun-20		11	$209,500	Apr - Jun-20		17	$220,000

THIS IS A BROKER PRICE OPINION OR COMPARATIVE MARKET ANALYSIS AND SHOULD NOT BE CONSIDERED AN APPRAISAL. In making any decision that relies upon my work, you should know that I have not followed the guidelines for development of an appraisal or analysis contained in the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation.

Notice: Based on information from the Multiple Listing Service of the Fort Smith Board of REALTORS®, Northwest Arkansas Board of REALTORS Multiple Listing Service, for the period 10/22/2018 through 7/1/2020. Disclaimer: This valuation estimate is not intended to be an appraisal of the market value of the Subject Property. If an appraisal is desired, the services of a licensed or certified appraiser should be obtained.

Subject

4203 Lierly Lane **Fayetteville, AR 72704** **Listing #: 1005958**	Bed: **3** Bath: **2.00** SqFt: **1850** Yr Built: **2010**	List Date: **1/7/2016** List Price: **$186,850** Sold Price: **$181,000** COE Date: **7/14/2016**	**MLS Comments** $4000 flooring allowance . Come see this northwest fayetteville home. Large living room with gas log fire place. Master bath has large walk in shower with seat. Over sized two car side load garage. Back deck. Very light and bright home. Granite through out . Stainless appliances. Fridge conveys. Come and see it today.
































